File No. 33-31084



               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 4

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

          TEMPLETON GROWTH AND TREASURY TRUST, SERIES 1
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.     CHAPMAN AND CUTLER
          Attn:  James A. Bowen    Attn:  Eric F. Fess
          1001 Warrenville Road    111 West Monroe Street
          Lisle, Illinois  60532   Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  December 29, 1995
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

Pursuant to Rule 24f-2 under the Investment Company Act of  1940,
the issuer has registered an indefinite amount of securities.   A
24f-2 Notice for the offering was last filed on October 24, 1995.

                TEMPLETON GROWTH AND TREASURY TRUST, SERIES 1
                               40,513,792 UNITS


PROSPECTUS
Part One
Dated December 20, 1995

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

The Templeton Growth and Treasury Trust (the "Trust") is a unit investment trust consisting of a portfolio of "zero coupon" U.S. Treasury bonds (Treasury Obligations) and shares of Templeton Growth Fund, Inc. ("Templeton"). Templeton is an open-end diversified management investment company, commonly known as a mutual fund. At November 16, 1995, each Unit represented a 1/40,513,792 undivided interest in the principal and net income of the Trust (see "The Trust" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price per 1,000 Units is equal to the aggregate value of the Securities in the Portfolio of the Trust divided by the number of Units outstanding, multiplied by 1,000, plus a sales charge of 5.8% of the Public Offering Price (6.157% of the amount invested). At November 16, 1995, the Public Offering Price per 1,000 Units was $1,334.76 (see "Public Offering" in Part Two).

      Please retain both parts of this Prospectus for future reference.
_____________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
_____________________________________________________________________________


                             NIKE SECURITIES L.P.
                                   Sponsor

                TEMPLETON GROWTH AND TREASURY TRUST, SERIES 1
           SUMMARY OF ESSENTIAL INFORMATION AS OF NOVEMBER 16, 1995
                       Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
         Trustee:  The Chase Manhattan Bank (National Association)


GENERAL INFORMATION

Aggregate Maturity Value of Treasury Obligations in the Trust      $40,515,000
Aggregate Number of Shares of Templeton in the Trust             1,155,311.036
Number of Units                                                     40,513,792
Fractional Undivided Interest in the Trust per Unit               1/40,513,792
Public Offering Price per 1,000 Units:
  Aggregate Value of Securities in the Portfolio                   $50,939,633
  Aggregate Value of Securities per 1,000 Units                      $1,257.34
  Sales Charge 6.157% (5.8% of Public Offering Price)                   $77.42
  Public Offering Price per 1,000 Units                              $1,334.76
Redemption Price and Sponsor's Repurchase Price per 1,000
  Units ($77.42 less than the Public Offering Price per
  1,000 Units)                                                       $1,257.34

Date Trust Established                                          March 22, 1990
Mandatory Termination Date                                   September 1, 2000
Evaluator's Annual Fee: $.10 per $1,000 principal amount of Treasury Obligations outstanding. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Supervisory fee payable to an affiliate              Maximum of $.15 per 1,000
  of the Sponsor                                    Units outstanding annually
Trustee's Annual Fee:  $.85 per 1,000 Units outstanding.
Record Date: The same business day as Templeton's ex-dividend date. Distribution Date: The same business day as Templeton's distribution date.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of Templeton Growth and
Treasury Trust, Series 1

We have audited the accompanying statement of assets and liabilities, including the portfolio, of Templeton Growth and Treasury Trust, Series 1 as of August 31, 1995, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Templeton Growth and Treasury Trust, Series 1 at August 31, 1995, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.



                                                             ERNST & YOUNG LLP
Chicago, Illinois
November 10, 1995

                TEMPLETON GROWTH AND TREASURY TRUST, SERIES 1

                     STATEMENT OF ASSETS AND LIABILITIES

                               August 31, 1995


                                    ASSETS

Securities, at market value (cost, including accretion
  on the treasury obligations, $46,140,748)
  (Note 1)                                                       $53,886,242
Receivable from investment transaction                                43,413
                                                                 ___________
                                                                  53,929,655

                          LIABILITIES AND NET ASSETS

Accrued liabilities                                                    1,062
Unit redemptions payable                                              80,507
Cash overdraft                                                       212,540
                                                                 ___________
                                                                     294,109
                                                                 ___________

Net assets, applicable to 42,000,718 outstanding
    units of fractional undivided interest:
  Cost of Trust assets, including accretion
    on the treasury obligations (Note 1)            $46,140,748
Net unrealized appreciation (Note 2)                  7,745,494
Distributable funds (deficit)                         (250,696)
                                                    ___________
                                                                 $53,635,546
                                                                 ===========

Net asset value per 1,000 units                                    $1,277.01
                                                                 ===========

[FN]

               See accompanying notes to financial statements.

                    TEMPLETON GROWTH AND TREASURY TRUST, SERIES 1

                                      PORTFOLIO

                                   August 31, 1995

    Maturity                                                         Market
     value          Name of Issuer and Title of Security (1)         value

                    Corpus of a U.S. Treasury Note
                      (stripped of its interest-paying coupons)
    $42,002,000       maturing August 15, 2000                     $31,158,605
  =============

     Shares

  1,198,715.074     Templeton Growth Fund, Inc.                     22,727,637
  =============                                                    ___________

                    Total investments                              $53,886,242
                                                                   ===========

(1) The treasury obligations have been purchased at a discount from their par value because there is no stated interest income thereon (such securities are often referred to as U.S. Treasury zero coupon bonds). Over the life of the treasury obligations the value increases, so that upon maturity the holders will receive 100% of the principal amount thereof.
[FN]

                  See accompanying notes to financial statements.

                TEMPLETON GROWTH AND TREASURY TRUST, SERIES 1

                           STATEMENTS OF OPERATIONS


                                                  Year ended Aug. 31,

                                              1995        1994        1993

Interest income                           $2,382,261   2,360,122   2,358,680

Dividends:
  Ordinary income                            655,973     603,381     560,315
  Capital gain                             1,224,089   1,397,096   1,954,605
                                         ___________________________________
    Total investment income                4,262,323    ,360,599   4,873,600

Expenses:
  Trustee's fees and related expenses       (48,645)    (52,150)    (67,610)
  Evaluator's fees                           (4,435)     (4,983)     (5,247)
  Supervisory fees                           (6,432)     (7,140)     (7,822)
                                          __________________________________
    Total expenses                          (59,512)    (64,273)    (80,679)
                                          __________________________________
    Investment income - net                4,202,811   4,296,326   4,792,921

Net gain (loss) on investments:
  Net realized gain (loss)                   450,990     740,004     345,879
  Change in unrealized appreciation
    or depreciation                          369,014 (2,673,186)   5,198,646
                                          __________________________________
                                             820,004 (1,933,182)   5,544,525
                                          __________________________________
Net increase (decrease) in net
  assets resulting from operations        $5,022,815   2,363,144  10,337,446
                                          ==================================

[FN]

               See accompanying notes to financial statements.

                TEMPLETON GROWTH AND TREASURY TRUST, SERIES 1

                     STATEMENTS OF CHANGES IN NET ASSETS


                                                  Year ended Aug. 31,

                                              1995        1994        1993

Net increase (decrease) in net assets
    resulting from operations:
  Investment income - net                 $4,202,811   4,296,326   4,792,921
  Net realized gain (loss)
    on investments                           450,990     740,004     345,879
  Change in unrealized appreciation
    or depreciation on investments           369,014 (2,673,186)   5,198,646
                                          __________________________________
                                           5,022,815   2,363,144  10,337,446

Units redeemed (3,967,756, 4,324,526
  and 3,885,000 in 1995, 1994 and
  1993, respectively)                    (4,720,377) (5,138,008) (4,123,581)

Distributions to unit holders:
  Investment income - net                (2,035,726) (1,913,160) (2,417,030)
                                          ___________________________________

Total increase (decrease) in net
  assets                                 (1,733,288) (4,688,024)   3,796,835

Net assets:
  At the beginning of the year            55,368,834  60,056,858  56,260,023
                                         ___________________________________
  At the end of the year (including
    distributable funds (deficit)
    applicable to Trust units of
    $(250,696), $(14,173) and $(37,002)
    at August 31, 1995, 1994 and
    1993, respectively)                  $53,635,546  55,368,834  60,056,858
                                         ===================================
Trust units outstanding at the end
  of the year                             42,000,718  45,968,474  50,293,000

[FN]

               See accompanying notes to financial statements.

                TEMPLETON GROWTH AND TREASURY TRUST, SERIES 1

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

The treasury obligations are stated at values as determined by Securities Evaluation Service, Inc. (the Evaluator), certain shareholders of which are officers of the Sponsor. The values are based on (1) current bid prices for the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) current bid prices for comparable securities, (3) appraisal or (4) any combination of the above.

Shares of Templeton Growth Fund, Inc. (Templeton) are stated at Templeton's published net asset value as reported by the Evaluator. Net asset value is determined by dividing the value of Templeton's securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of shares outstanding, adjusted to the nearest whole cent.

Investment income -

Dividends from the Templeton shares are recorded on Templeton's ex-dividend date. Interest income consists of amortization of original issue discount and market discount or premium on the treasury obligations. Such amortization is included in the cost of the treasury obligations rather than in distributable funds because it is not currently available for distribution to unit holders.

Security cost -

Cost of the Trust's treasury obligations is based on the offering price of the treasury obligations on the dates the treasury obligations were deposited in the Trust, plus amortization of original issue discount and amortization of market discount or premium. Cost of the Templeton shares is based on the net asset value of such shares on the dates the shares were deposited in the Trust. The cost of securities sold is determined on the average cost method. Sales of securities are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

The Trust pays a fee for Trustee services to United States Trust Company of New York, which is based on $.85 per annum per 1,000 units outstanding based on the largest aggregate number of units outstanding during the calendar year. Effective September 1, 1995, The Chase Manhattan Bank (National Association) will succeed United States Trust Company of New York as Trustee; the Trustee fees will not be affected by the change. The Evaluator receives an annual fee based on $.10 per $1,000 principal amount of treasury obligations outstanding. Additionally, the Trust pays recurring financial reporting costs and an annual supervisory fee payable to an affiliate of the Sponsor.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized appreciation at August 31, 1995 follows:

                                       Treasury     Templeton
                                     obligations      shares       Total

          Unrealized appreciation     $3,785,251     3,960,243    7,745,494
          Unrealized depreciation              -             -            -
                                      _____________________________________

                                      $3,785,251     3,960,243    7,745,494
                                      =====================================

3.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the treasury obligations and the net asset value of the Templeton shares on the date of an investor's purchase, plus a sales charge of 5.5% of the public offering price which is equivalent to approximately 5.820% of the net amount invested.

Distributions to unit holders -

Distributions to unit holders are made on Templeton's distribution date. During the years ended August 31, 1995, 1994 and 1993, the Trust made distributions totaling $44.64, $38.69 and $44.87 per 1,000 units, respectively, as described below.

Selected data per 1,000 units of the Trust outstanding throughout each year -

                                                       Year ended Aug. 31,

                                                    1995      1994      1993

Investment income - interest and dividends         $96.39     91.27     93.56
Expenses                                            (1.35)    (1.35)    (1.55)
                                                _____________________________
    Investment income - net                         95.04     89.92     92.01

Distributions to unit holders:
  Investment income - net                          (44.64)   (38.69)   (44.87)

Net gain (loss) on investments                      22.11    (40.87)   108.57
                                                _____________________________
    Total increase (decrease) in net assets         72.51     10.36    155.71

Net assets:
  Beginning of the year                          1,204.50  1,194.14  1,038.43
                                                _____________________________

  End of the year                               $1,277.01  1,204.50  1,194.14
                                                =============================

Investment income - interest and dividends, expenses and investment income - net per 1,000 units have been calculated based on the weighted average number of units outstanding during each year (44,220,800, 47,776,938 and 52,092,896 units during the years ended August 31, 1995, 1994 and 1993, respectively). Distributions to unit holders of investment income - net per 1,000 units reflects the Trust's cash distributions of $40.22 per 1,000 units to 45,657,747 units on November 4, 1994, $4.42 per 1,000 units to 45,106,585 units on December 30, 1994, $31.22 per 1,000 units to 49,628,000 units on October28, 1993, $7.47 per 1,000 units to 48,698,000 units on December 31, 1993, $41.94 per 1,000 units to 53,918,000 units on October23, 1992 and $2.93 per 1,000 units to 53,143,000 units on December31, 1992.

                TEMPLETON GROWTH AND TREASURY TRUST, SERIES 1

                                   PART ONE
                       Must be Accompanied by Part Two

                             ___________________
                             P R O S P E C T U S
                             ___________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    (National Association)
                                    770 Broadway
                                    New York, New York  10003

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young, LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.


               Templeton Growth And Treasury Trust

     Templeton Foreign Fund & U.S. Treasury Securities Trust

PROSPECTUS                          NOTE: THIS PART TWO PROSPECTUS MAY
Part Two                                    ONLY BE USED WITH PART ONE
Dated December 22, 1995

The Trust. Templeton Growth and Treasury Trust and Templeton Foreign Fund & U.S. Treasury Securities Trust (each a "Trust" and collectively, the "Fund") are unit investment trusts each consisting of a portfolio of "zero coupon" U.S. Treasury bonds and shares of Templeton Growth Fund, Inc. or Templeton Foreign Fund, respectively ("Templeton"). Templeton is an open-end diversified management investment company, commonly known as a mutual fund.

The objective of the Fund is to protect Unit holders' capital and provide for potential capital appreciation by investing a portion of its portfolio in "zero coupon" U.S. Treasury bonds, such securities being referred to herein as "Treasury Obligations" and the remainder of the Trust's portfolio in shares of Templeton. Collectively the Treasury Obligations and the Templeton shares are referred to herein as the "Securities" (See "Portfolio"). Templeton's objective is to obtain long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation (in the case of Templeton Growth Fund, Inc.) or companies and governments outside the United States (in the case of Templeton Foreign Fund). Templeton Growth and Treasury Trust has a termination date of September 1, 2000 and Templeton Foreign Fund & U.S. Treasury Securities Trust has a termination date of February 15, 2001. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Trust, whose net asset value will fluctuate and, prior to maturity, may be worth more or less than a purchaser's acquisition cost. There is, of course, no guarantee that the objective of the Trust will be achieved.

Each Unit of a Trust represents an undivided fractional interest in all the Securities deposited in the Trust. Each Trust has been organized so that purchasers of Units should receive, at the termination of the Trust, an amount per Unit at least equal to $1.00 (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Trust never paid a dividend and the value of the Templeton shares were to decrease to zero, which the Sponsor considers highly unlikely. This feature of each Trust provides Unit holders who purchase Units at a price of $1.00 or less per Unit with total principal protection, including any sales charges paid, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $1.00 per Unit, this feature may also provide a potential for capital appreciation.

The Templeton shares deposited in each Trust's portfolio have no fixed maturity date and the net asset value of the shares will fluctuate. The Portfolio, essential information based thereon and financial statements, including a report of independent auditors relating to the Trusts offered hereby, are contained in Part One for each Trust to which reference should be made for such information.

BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Public Offering Price. The Public Offering Price per Unit will be based upon a pro rata share of the bid prices of the Treasury
Obligations and the net asset value of the Templeton shares in each Trust plus or minus a pro rata share of cash, if any, in the Principal Account of the Trust plus a maximum sales charge of 5.8% (equivalent to 6.157% of the net amount invested). The minimum purchase is $1,000. The sales charge is reduced on a graduated scale for sales involving at least $100,000. See "How is the Public Offering Price Determined?"

Dividend and Capital Distributions. Distributions, if any, of net income, other than amortized discount, will be made at least annually. Distributions of realized capital gains, if any, received by the Trusts, will be made whenever Templeton makes such a distribution. Any distribution of income and/or capital will be net of the expenses of the Trusts. INCOME WITH RESPECT TO THE ACCRUAL OF ORIGINAL
ISSUE DISCOUNT ON THE TREASURY OBLIGATIONS WILL NOT BE DISTRIBUTED CURRENTLY, ALTHOUGH UNIT HOLDERS WILL BE SUBJECT TO INCOME TAX
AT ORDINARY INCOME RATES AS IF A DISTRIBUTION HAD OCCURRED. SEE
"WHAT IS THE FEDERAL TAX STATUS OF UNIT HOLDERS?" Additionally, upon termination of each Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unit holder his pro rata share of the Trust's assets, less expenses, in the manner set forth under "Rights of Unit Holders-How are Income and Principal Distributed?"

Reinvestment. Each Unit holder will, unless he elects to receive cash payments, have distributions of principal (including the proceeds received upon the maturity of the Treasury Obligations in the Trust at termination), capital gains, if any, and income earned by a Trust, automatically invested in shares of Templeton
(if Units are properly registered) in the name of the Unit holder. Such distributions will be reinvested without a sales charge to the participant on each applicable distribution date. See "Rights of Unit Holders-How Can Distributions to Unit Holders be Reinvested?"

Market for Units. While under no obligation to do so, the Sponsor intends to maintain a market for Units of the Trust and offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Treasury Obligations and the aggregate net asset value of Templeton shares in each Trust plus or minus a pro rata share of cash, if any, in the Principal Account of the Trust. In the absence of such a market, a Unit holder may redeem Units through redemption at prices based upon the aggregate bid price of the Treasury Obligations plus the aggregate net asset value of the Templeton shares in the Trust plus or minus a pro rata share of cash, if any, in the Principal Account of the Trust. See "Rights of Unit Holders-How May Units be Redeemed?"

               Templeton Growth And Treasury Trust

     Templeton Foreign Fund & U.S. Treasury Securities Trust


What are Templeton Growth and Treasury Trust and Templeton Foreign Fund & U.S. Treasury Securities Trust?

The Fund is a series of trusts of either Templeton Growth and Treasury Trust or Templeton Foreign Fund & U.S. Treasury Securities Trust, all of which are generally similar but each of which is separate and is designated by a different series number (the "Fund"). Each series consists of underlying separate unit investment trusts (such Trusts being collectively referred to herein as the "Fund") created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with Nike Securities L.P., as Sponsor, The Chase Manhattan Bank (National Association), as Trustee, Securities Evaluation Service, Inc., as Evaluator, and First Trust Advisors L.P., as Portfolio Supervisor.

The objective of the Fund and each Series thereof is to protect
Unit holders' capital and provide for potential long-term capital appreciation through an investment in "zero coupon" U.S. Treasury bonds, such securities being referred to herein as the "Treasury Obligations" and the remainder of the Trust's portfolio is invested in shares of Templeton Growth Fund, Inc. or Templeton Foreign
Fund, respectively ("Templeton"). The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Trust, whose net asset value will fluctuate and, prior to maturity, may be more or less than a purchaser's acquisition cost. Templeton is an open end mutual fund whose objective is to obtain long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation (in the case of Templeton Growth Fund, Inc.) or companies and governments outside the United States (in the case of Templeton Foreign Fund). Collectively, the Treasury Obligations and Templeton shares in the Trust are referred to herein as the "Securities." There is, of course, no guarantee that the objective of the Trust will be achieved.

The Fund has been organized so that purchasers of Units should receive, at the termination of a Trust, an amount per Unit at least equal to $1.00 per Unit (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Templeton shares never paid a dividend and the value of Templeton shares in the Trust were to decrease to zero, which the Sponsor considers highly unlikely. To the extent that Units of the Trust are redeemed, the aggregate value of the Securities in the Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of the Trust will increase. See "How
May Units be Redeemed?"

What are the Expenses and Charges?

At no cost to the Fund, the Sponsor has borne all the expenses of creating and establishing the Fund, including the cost of the initial preparation, printing and execution of the Indenture and the certificates for the Units, legal and accounting expenses, expenses of the Trustee and other out-of-pocket expenses. The
Sponsor will not receive any fees in connection with its activities relating to the Fund. However, First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth in Part One for each Trust, for providing portfolio supervisory services for each Trust. Such fee is based on the number of Units outstanding in a Trust on January 1 of each year except for a trust during the year or years in which an initial offering period occurs in which case the fee for a month is based on the number of Units outstanding at the end of such month. The fee may exceed the actual costs of providing such supervisory services for a Trust, but at no time will the total amount received for portfolio supervisory services rendered to unit investment trusts to which First Trust Advisors L.P. is the Sponsor in any calendar year exceed the aggregate cost to First Trust Advisors L.P. of supplying such services in such year.

The Evaluator will receive a fee as indicated in Part One for each Trust. No fee is paid to the Evaluator with respect to the Templeton shares in the Trust. The Trustee pays certain expenses of the Trust for which it is reimbursed by the Trust. The Trustee will receive for its ordinary recurring services to a Trust and for all normal expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture, an annual fee computed at $.85 per annum per 1,000 Units in the Trust outstanding based upon the largest aggregate number of Units of the Trust outstanding at any time during the year. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The Trustee's and Evaluator's fees are payable from the Income Account of the Trust to the extent funds are available and then from the Principal Account of the Trust. Since the Trustee has the use of the funds being held in the Principal and Income Accounts for payment of expenses and redemptions and since such Accounts are noninterest-bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. Both fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor.

The following additional charges are or may be incurred by the
Trust: all legal and annual auditing expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture;
the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of the Trust; all taxes and other government charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in the Trust in order to make funds available to pay all these amounts if funds are not otherwise available in the Income and Principal Accounts of the Trust except that the Trustee shall not sell Treasury Obligations to pay Trust expenses.

The Indenture requires the Trust to be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. So long as the Sponsor is making a market for the Units, the Sponsor is required to bear the cost of such annual audits to the extent such cost exceeds $.50 per 1,000 Units. Unit holders of the Trust covered by an audit may obtain a copy of the audited financial statements upon request.

What is the Federal Tax Status of Unit Holders?

The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of the Units. The summary is limited to investors who hold Units as "Capital Assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code"). Unit holders should consult their tax advisors in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in a Trust.

In the opinion of Chapman and Cutler, counsel for the Sponsor, under then existing law:

1. Each Trust is not an association taxable as a corporation for federal income tax purposes; each Unit holder will be treated as the owner of a pro rata portion of the assets of each Trust under the Code; the income of each Trust will be treated as income of the Unit holders thereof under the Code; and each Unit holder will be considered to have received his pro rata share of income derived from each Trust asset when such income is received by a Trust.

2. Each Unit holder will have a taxable event when a Trust disposes of a Security (whether by sale, exchange, redemption, or payment at maturity) or upon the sale or redemption of Units by such Unit holder. The price a Unit holder pays for his Units, including sales charges, is allocated among his pro rata portion of each Security held by a Trust (in proportion to the fair market values thereof on the date the Unit holder purchases his Units) in order to determine his initial cost for his pro rata portion of each Security held by a Trust. The Treasury Obligations held by the Trusts are treated as stripped bonds and will in all likelihood be treated as bonds issued at an original issue discount as of the date a Unit holder purchases his Units. Because the Treasury Obligations represent interests in "stripped" U.S. Treasury bonds, a Unit holder's initial cost for his pro rata portion of each Treasury Obligation held by the Trusts shall be treated as its "purchase price" by the Unit holder. Original issue discount is effectively treated as interest for federal income tax purposes and the amount of original issue discount in this case is generally the difference between the bond's purchase price and its stated redemption price at maturity. A Unit holder will be required to include in gross income for each taxable year the sum of his daily portions of original issue discount attributable to the Treasury Obligations held by the Trusts as such original issue discount accrues and will, in general, be subject to federal income tax with respect to the total amount of such original issue discount that accrues for such year even though the income is not distributed to the Unit holders during such year to the extent it is not less than a "de minimis" amount as determined under a Treasury Regulation issued on December 28, 1992, relating to stripped bonds. To the extent the amount of such discount is less than the respective
"de minimis" amount, such discount shall be treated as zero. In general, original issue discount accrues daily under a constant interest rate method which takes into account the semi-annual compounding of accrued interest. In the the case of the Treasury Obligations, this method will generally result in an increasing amount of income to the Unit holders each year. Unit holders should consult their tax advisors regarding the federal income tax consequences and accretion of original issue discount under the stripped bond rules.

3. A Unit holder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by a Trust will generally be considered a capital gain except in the case of a dealer or a financial institution and will be long-term if the Unit holder has held his Units for more than one year.
A Unit holder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by a Trust will generally be considered a capital loss except in the case of a dealer or a financial institution and will be long-term if the Unit holder has held his Units for more than one year. Unit holders should consult their tax advisors regarding the recognition of such capital gains and losses for federal income tax purposes.

4. The Code provides that "miscellaneous itemized deductions" are allowable only to the extent that they exceed two percent of an individual taxpayer's adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law include a Unit holder's pro rata share of expenses paid by a Trust, including fees of the Trustee and the Evaluator but not including amortizable bond premium on Treasury Obligations held by a Trust or expenses incurred by Templeton the shares of which are held by the Trust.

Because Unit holders are deemed to directly own a pro rata portion of the Templeton shares as discussed above, Unit holders are advised to read the discussion of tax consequences set forth in the current prospectus for Templeton. Distributions declared by Templeton on the Templeton shares in October, November or December that are held by a Trust and paid during the following January will be treated as having been received by Unit holders on December
31 in the year such distributions were declared. Long-term capital gains distributions on the Templeton shares are taxable to the Unit holders as long-term capital gains regardless of how long a person has been a Unit holder. If a Unit holder holds his Units for six months or less or if a Trust holds shares of Templeton for six months or less, any loss incurred by a Unit holder related to the disposition of Templeton shares will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received (or deemed to have been received) with respect to such shares. For taxpayers other than corporations, net capital gains are subject to a maximum stated marginal tax rate of 28 percent. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

The "Revenue Reconciliation Act of 1993" (the "Tax Act") raised tax rates on ordinary income while capital gains remain subject to a 28% maximum stated rate for taxpayers other than corporations. Because some or all capital gains are taxed at a comparatively lower rate under the Tax Act, the Tax Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993.
Unit holders and prospective investors should consult with their tax advisors regarding the potential effect of this provision on their investment in Units.

Templeton may elect to pass through to its shareholders the foreign income and similar taxes paid by Templeton in order to enable such shareholders to take a credit (or deduction) for foreign income taxes paid by Templeton. If such an election is made, Unit holders of a Trust, because they are deemed to own a pro rata portion of the Templeton shares held by the Trust, as described above, must include in their gross income, for federal income tax purposes, both their portion of dividends received by the Trust from Templeton, and also their portion of the amount which Templeton deems to be the Trust's portion of foreign income taxes paid with respect to, or withheld from, dividends, interest or other income of Templeton from its foreign investments. Unit holders may then subtract from their federal income tax the amount of such taxes withheld, or else treat such foreign taxes as deductions from gross income; however, as in the case of investors receiving income directly from foreign sources, the above described tax credit or deduction is subject to certain limitations. Unit holders should consult their tax advisors regarding this election and its consequences to them.

General. Each Unit holder will be requested to provide the Unit holder's taxpayer identification number to the Trustee and to certify that the Unit holder has not been notified that payments to the Unit holder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trusts to such Unit holder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by a Trust will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons (accrual of original issue discount on the Treasury Obligations may not be subject to taxation or withholding provided certain requirements are met). Such persons should consult their tax advisors.

Unit holders will be notified annually of the amounts of original issue discount, income dividends and long-term capital gains distributions includable in the Unit holder's gross income and amounts of Trust expenses which may be claimed as itemized deductions.

Dividend income, long-term capital gains and accrual of original issue discount may also be subject to state and local taxes. Foreign investors may be subject to different Federal income tax consequences than those described above. Investors should consult their tax advisors for specific information on the tax consequences of investing in the Trusts and of particular types of distributions.

Unit holders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established. See "Why are Investments in the Trust Suitable for Retirement Plans?"

In the opinion of Carter, Ledyard & Milburn, Special Counsel to the Trusts for New York tax matters, under then existing income tax laws of the State of New York each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unit holders thereof.

Why are Investments in the Trust Suitable for Retirement Plans?

Units of a Trust may be well suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans. Generally, federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. Fees and charges with respect to such plans may vary.

                            PORTFOLIO

What are Zero Coupon Treasuries?

The Treasury Obligations deposited in the Trust consist of U.S. Treasury bonds which have been stripped of their unmatured interest coupons. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government, and are backed by the full faith and credit of the U.S. Government. Treasury Obligations are purchased at a deep discount because the buyer obtains only the right to a fixed payment at a fixed date in the future and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the Treasury Obligations) is that a fixed yield is earned not only on the original investment but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the Treasury Obligations are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments. The effect of being able to acquire the Treasury Obligations at a lower price is to permit more of the Trust's portfolio to be invested in shares of Templeton.

What is Templeton Growth Fund, Inc.?

The portfolio of a Series of the Fund may also contain shares of Templeton Growth Fund, Inc. Templeton Growth Fund, Inc. is an open-end diversified management investment company, commonly known as a mutual fund. Templeton Growth Fund, Inc. is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. Templeton Growth Fund Inc.'s objective is long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. The shares of Templeton Growth Fund, Inc. deposited in a Trust are maintained on the books of Templeton Growth Fund, Inc.'s transfer agent.

Templeton Growth Fund, Inc. has followed the practice of paying a distribution at least once annually representing substantially all of its net investment income and distributing any net realized capital gains.

The table on the next page shows important financial information for Templeton Growth Fund, Inc., expressed in terms of one share outstanding throughout the period. This table is audited by an independent certified public accountant and appears in Templeton Growth Fund Inc.'s 1994 Annual Report to Shareholders and its prospectus dated January 1, 1995. This table should be read in conjunction with the other financial statements and notes thereto included in Templeton Growth Fund Inc.'s 1994 Annual Report to Shareholders, which contains further information about the Fund's performance. Its 1994 Annual Report to Shareholders and its prospectus dated January 1, 1995, may be obtained without charge by writing to Franklin Templeton Distributors, Inc., 700 Central Avenue,
St. Petersburg, Florida 33701-3628.


Templeton Growth Fund, Inc.
per Share Operating Performance
(for a Share Outstanding
throughout the Period)


                                                                                            Eight Months Ended
                                        Year Ended August 31                                Aug. 31   Dec. 31      Year Ended
                                                                                                        Pro          April 30
                                                                                                      Forma (1)    Pro Forma (1)
                             _____________________________________________________________________________________________________
                             1994     1993     1992    1991      1990     1989      1988     1987    1986        1986      1985
__________________________________________________________________________________________________________________________________
Net asset value at
   beginning of period       $17.47   $ 15.81  $16.14  $  15.23  $ 16.62  $  13.65  $ 17.13  $12.87  $  13.33    $10.19    $  9.56
__________________________________________________________________________________________________________________________________
Income from investment
   operations
Net investment income          0.29      0.32    0.41      0.45     0.57      0.58     0.45    0.29      0.14     0.19        0.23
Net realized and unrealized
   gain (loss)                 2.58      2.97    0.92      1.68    (0.87)     3.12   (2.41)    3.97      0.28     3.72        0.83
                             _______    ______  _____     _____    _____     _____   _____    _____     _____    _____      ______
Total from investment
   operations                  2.87      3.29    1.33      2.13    (0.30)     3.70   (1.96)    4.26      0.42     3.91        1.06
                             _______    ______  _____     _____    _____     _____   _____    _____     _____    _____      ______
Less distributions
Dividends from net
   investment income          (0.27)    (0.36)  (0.44)    (0.54)   (0.62)   (0.48)   (0.44)     0.00    (0.40)   (0.24)      (0.19)
Distributions from net
   realized gains             (1.12)    (1.27)  (1.22)    (0.68)   (0.47)   (0.25)   (1.08)     0.00    (0.48)   (0.48)      (0.29)
                             _______    ______  _____     _____    _____     _____   _____    _____     _____    _____      ______
Total distributions           (1.39)    (1.63)  (1.66)    (1.22)   (1.09)   (0.73)   (1.52)     0.00    (0.88)   (0.72)      (0.48)
                             _______    ______  _____     _____    _____     _____   _____    _____     _____    _____      ______
Change in net asset
   value for the year           1.48     1.66   (0.33)      0.91   (1.39)     2.97   (3.48)     4.26    (0.46)    3.19         0.58
___________________________________________________________________________________________________________________________________
Net asset value at
   end of period             $ 18.95  $ 17.47  $ 15.81  $  16.14  $15.23   $ 16.62  $ 13.65  $ 17.13   $ 12.87   $ 13.33   $  10.14
___________________________________________________________________________________________________________________________________
Total Return [[                17.47%   23.49%    9.22%   15.95%   (2.01)%   28.38%  (9.86)%   33.10%     3.32%   40.92%     11.89%
Ratios/Supplemental data
  Net Assets, end of
   year (in millions)        $5,611.6 $4,033.9 $3,268.6 $2,895.7 $2,466.7  $2,355.3 $1,572.1 $1,633.9  $1,132.6  $2,397.9  $1,402.3
  Ratio to average net
   assets of:
  Expenses                      1.10%    1.03%    0.88%    0.75%    0.67%     0.66%    0.69%    0.66%[   2.40%[     2.50%     2.97%
  Net investment income         1.76%    2.10%    2.62%    3.09%    3.70%     4.20%    3.50%    2.99%[   1.76%[     2.11%     2.66%
Portfolio turnover rate        27.35%   28.89%   29.46%   30.28%   18.47%    11.55%   11.44%   17.55%    9.50%     23.00%    20.41%

[FN]
(1)     Templeton Growth Fund, Inc. commenced operations on December
31, 1986 as successor in interest to 58% of Templeton Growth Fund, Ltd. (the "Canadian Fund") which reorganized into two funds on that date. In accordance with the terms of the reorganization, the Canadian shareholders, representing 42% of the shares outstanding, remained shareholders of the Canadian Fund and the non-Canadian shareholders, representing 58% of the shares outstanding, became shareholders of Templeton. The per share table is presented as if the reorganization took place as of the inception of the Canadian Fund, 58% of the net assets and shares outstanding were allocated to Templeton Growth Fund, Inc. and Templeton Growth Fund, Inc.
continued to operate in Canada subject to Canadian federal and provincial taxes until December 31, 1986. No other pro forma adjustments have been made for any changes in operating costs had the reorganization taken place at that date. Since the table is on the basis of a single share outstanding throughout the period, the results illustrated, except for the number of shares outstanding at the end of each year, are the same as those shown for the Canadian Fund.

[       Annualized.

[[      Does not reflect sales commissions.

The following expense table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of Templeton Growth Fund, Inc. based upon the maximum sales charge that may be incurred at the time of purchase and Templeton Growth Fund, Inc.'s operating expenses for its most recent fiscal year.



Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
        (as a percentage of Offering Price)                             5.75%*
Annual Templeton Growth Fund, Inc. Operating Expenses
        (As a percentage of average net assets)
Management Fees                                                         0.62%
12b-1 Fees                                                              0.22%**
Other Expenses (audit, legal, business management, transfer agent
and custodian)                                                          0.26%
Total Templeton Growth Fund, Inc. Operating Expenses                    1.10%


* There is no sales charge payable on the Templeton Growth Fund, Inc. shares deposited in a Trust. However, the maximum sales charge on the Units, and therefore indirectly on the Templeton Growth
Fund, Inc. shares is 5.8% in the secondary market.
**      These expenses may not exceed 0.25% of Templeton Growth Fund,
Inc. average net assets annually. After a substantial period, these expenses, together with the initial sales charge, may total more than the maximum sales expense that would have been permissible if imposed entirely as an initial sales charge. Effectively, there are no 12b-1 fees on Templeton Growth Fund, Inc. shares held in a Trust. However, Unit holders who acquire shares of Templeton
Growth Fund, Inc. through reinvestment of dividends or other distributions or through reinvestment at a Trust's termination will begin to incur 12b-1 fees at such time as shares are acquired.


    You would pay the following expenses on a $1,000 investment, assuming
    (1) 5% annual return and (2) redemption at the end of each time period:

        1 Year          3 Years         5 Years         10 Years
        ________        ________        ________        ________
        $68             $90             $115            $184

The information in the above table is an estimate based on Templeton Growth Fund, Inc.'s expenses as of the end of the most recent fiscal year. The table is provided for purposes of assisting current and prospective investors in understanding the various costs and expenses that an investor in Templeton Growth Fund, Inc. will bear, directly or indirectly. The information in the table does not reflect the charge of up to $15 per transaction if an investor requests that redemption proceeds be sent by express mail or wired to a commercial bank account or an administrative service fee of $5.00 per exchange for market timing or allocation service accounts. The 5% annual return and annual expenses should not be considered a representation of actual or expected Templeton Growth Fund, Inc. performance or expenses, both of which may vary.

Templeton Growth Fund, Inc. was incorporated in Maryland on November 10, 1986 and commenced operations on December 31, 1986. Templeton Growth Fund, Inc. is the successor in interest to approximately
58% of Templeton Growth Fund Ltd., a Canadian corporation organized on September 1, 1954 (the "Canadian Fund"), which was reorganized on December 31, 1986 into two mutual funds. Under the reorganization, 58% of the portfolio and other assets of the Canadian Fund were transferred to Templeton and the non-Canadian shareholders of the Canadian Fund, representing 58% of the shares outstanding, became shareholders of Templeton.

Dividends from investment income were paid commencing in 1964 and distributions of capital gains were paid commencing in 1972.
Prior to those years net income and realized capital gains were retained by the Canadian Fund.

Templeton Growth Fund, Inc. may include its total return in advertisements or reports to its shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in Templeton Growth Fund, Inc. over a period of 1, 5 and 10 years
(or up to the life of Templeton Growth Fund, Inc.), will reflect the deduction of the maximum initial sales charge and deduction of a proportional share of Templeton Growth Fund, Inc. expenses
(on an annual basis), and will assume that all dividends and distributions are reinvested when paid. Total return may be expressed in terms of the cumulative value of an investment in Templeton Growth Fund, Inc. at the end of a defined period of time. For a description of the methods used to determine total return for Templeton Growth
Fund, Inc., see Templeton Growth Fund, Inc.'s Statement of Additional
Information.

What is Templeton Foreign Fund?

The portfolio of a Series of the Fund may also contains shares of Templeton Foreign Fund. Templeton Foreign Fund is an open-end diversified management investment company, commonly known as a mutual fund. Templeton Foreign Fund is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. Templeton Foreign Fund's objective is long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. The shares of Templeton Foreign Fund deposited in a Trust are maintained on the books of Templeton Foreign Fund's transfer agent.

Templeton Foreign Fund has followed the practice of paying a distribution at least once annually representing substantially all of its net investment income and distributing any net realized capital gains.

The table on the next page shows important financial information for Templeton Foreign Fund, expressed in terms of one share outstanding throughout the period. This table is audited by an independent certified public accountant and appears in Templeton Foreign Fund's
1994 Annual Report to Shareholders and its prospectus dated January
1, 1995. This table should be read in conjunction with the other financial statements and notes thereto included in Templeton Foreign Fund's 1994 Annual Report to Shareholders, which contains further information about the Fund's performance. Its 1994 Annual Report to Shareholders and its prospectus dated January 1, 1995, may be obtained without charge by writing to Franklin Templeton Distributors, Inc., 700 Central Avenue, St. Petersburg, Florida 33701-3628.

Templeton Foreign Fund per Share
Operating Performance for a Share
Outstanding Throughout the Period*


                                                                Year Ended August 31

        1994                            1994       1993      1992     1991     1990     1989   1988      1987    1986    1985
_______________________________________________________________________________________________________________________________
Net asset value, beginning of period    $   8.74   $  7.92   $  7.91  $  8.19  $ 7.60   $6.37  $  7.73   $5.34   $ 4.10  $ 3.64
_______________________________________________________________________________________________________________________________
Income from investment operations
Net investment income                       0.14      0.14      0.20     0.25    0.25    0.22     0.21    0.16     0.12    0.11
Net realized and unrealized gain            1.39      1.21      0.43     0.03    0.92    1.60   (0.97)    2.71     1.25    0.46
                                          ______     ______   _______   _____   _____   _____   _____   ______   ______   _____
Total from investment operations            1.53      1.35      0.63     0.28    1.17    1.82   (0.76)    2.87     1.37    0.57
                                          ______     ______   _______   _____   _____   _____   _____   ______   ______   _____
Less distributions
Dividends from net investment income      (0.13)     (0.19)    (0.23)   (0.26)  (0.25)  (0.21)  (0.19)   (0.13)  (0.12)  (0.08)
Distributions from net realized gains     (0.13)     (0.34)    (0.39)   (0.30)  (0.33)  (0.38)  (0.41)   (0.35)  (0.01)  (0.03)
                                          ______     ______   _______   _____   _____   _____   _____   ______   ______   _____
Total distributions                       (0.26)     (0.53)    (0.62)   (0.56)  (0.58)  (0.59)  (0.60)   (0.48)  (0.13)  (0.11)
                                          ______     ______   _______   _____   _____   _____   _____   ______   ______   _____
Change in net asset value
  for the period                            1.27       0.82      0.01   (0.28)    0.59    1.23  (1.36)     2.39    1.24    0.46
_______________________________________________________________________________________________________________________________
Net asset value, end of period          $  10.01   $   8.74  $   7.92 $   7.91 $  8.19  $ 7.60  $ 6.37   $ 7.73   $5.34   $4.10
_______________________________________________________________________________________________________________________________
Total return[                             17.94%     18.65%     8.52%    4.17%  16.35%  30.99%  (8.78)%  59.23%  34.39%  16.39%
Ratios/supplemental data
Net assets, end of year (in millions)   $5,014.4   $2,667.8  $1,672.2 $1,211.5 $ 933.0  $438.6  $292.7   $319.6  $185.8  $ 94.1
Ratio to average net assets of:
  Expenses                                 1.14%      1.12%     0.94%    0.80%   0.77%   0.81%   0.81%    0.77%   0.79%   0.90%
  Net investment income                    1.84%      2.11%     2.92%    3.59%   3.95%   3.65%   3.29%    2.89%   2.99%   3.32%
Portfolio turnover rate                   38.75%     21.29%    22.00%   19.24%  11.49%  16.62%  20.37%   14.49%  20.97%   3.81%

[FN]
________________
[       Does not reflect sales commissions or service charges.

* Per share amounts for years ended prior to August 31, 1994, have been restated to reflect a 3-for-1 stock split effective
February 25, 1994.

The following expense table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of Templeton Foreign Fund, based upon the maximum sales charge that may be incurred at the time of purchase and Templeton Foreign Fund's operating expenses for its most recent fiscal year.


Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
        (as a percentage of Offering Price)                             5.75%*
Annual Templeton Foreign Fund Operating Expenses
        (As a percentage of average net assets)
Management Fees                                                         0.63%
12b-1 Fees                                                              0.24%**
Other Expenses (audit, legal, business management, transfer agent
and custodian)                                                          0.27%
Total Templeton Foreign Fund Operating Expenses                         1.14%


* There is no sales charge payable on the Templeton Foreign Fund shares deposited in the Trust. However, the maximum sales charge on the Units, and therefore indirectly on the Templeton Foreign
Fund shares, is  5.8% in the secondary market.

** These expenses may not exceed 0.25% of Templeton Foreign Fund's average net assets annually. After a substantial period, these expenses, together with the initial sales charge, may total more than the maximum sales expense that would have been permissible if imposed entirely as an initial sales charge.

      You would pay the following expenses on a $1,000 investment, assuming
      (1) 5% annual return and (2) redemption at the end of each time period:


        1 Year          3 Years         5 Years         10 Years
        ________        ________        ________        ________
        $68             $92             $117            $188

The information in the table above is an estimate based on Templeton Foreign Fund's expenses as of the end of the most recent fiscal year and has been restated to reflect current fees. The table is provided for purposes of assisting current and prospective investors in understanding the various costs and expenses that an investor in Templeton Foreign Fund will bear, directly or indirectly. The information in the table does not reflect the charge of up to $15 per transaction if an investor requests that redemption proceeds be sent by express mail or wired to a commercial bank account or an administrative service fee of $5.00 per exchange for market timing or allocation service accounts. The 5% annual return and annual expenses should not be considered a representation of actual or expected Templeton Foreign Fund performance or expenses, both of which may vary.

After incorporating under the laws of Maryland as Templeton World Fund, Inc. and registering under the Investment Company Act of 1940, Templeton World Fund, Inc. commenced business as an investment company on January 17, 1978. On October 1, 1982 the company`s name was changed to Templeton Funds, Inc. and it became a series investment company with two separate classes of shares, constituting, respectively, Templeton World Fund and Templeton Foreign Fund.
As such, the holder of the shares issued for one fund has an interest only in the portfolio, assets and liabilities of that fund.

What is Templeton's Investment Objective and Policy?

Templeton's investment objective is long-term capital growth, which it seeks to achieve through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation (in the case of Templeton Growth Fund, Inc.) or in stocks and debt obligations of companies and governments outside the United States (in the case of Templeton Foreign Fund). Any income realized will be incidental.

Although Templeton generally invests in common stock, it may also invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount. Whenever, in the judgment of the Investment Manager, as defined herein, market or economic conditions warrant,

Templeton may, for temporary defensive purposes, invest without limit in U.S. Government securities, bank time deposits in the currency of any major nation and commercial paper meeting the quality ratings set forth under "Investment Objective and Policies" in the Statement of Additional Information of Templeton, and purchase from banks or broker-dealers Canadian or U.S. Government securities with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.

Templeton may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. Government securities. Although Templeton may invest up to 25% of its assets in a single industry, it has no present intention of doing so. Templeton may not invest more than 5% of its assets in warrants (exclusive of warrants acquired in units or attached to securities) nor more than 10% of its assets in securities with a limited trading market. The Investment Objective and Policies described above, as well as most of the investment restrictions described in Templeton's Statement of Additional Information, cannot be changed without shareholder approval. Templeton invests for long-term growth of capital and does not intend to place emphasis upon short-term trading profits. Accordingly, Templeton expects to have a portfolio turnover rate of less than 50%.

Templeton's investment policies permit it to buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade, to an aggregate amount not exceeding 20% of the total net assets of either Templeton Growth Fund, Inc. or Templeton Foreign Fund at the time when such contracts are entered into. Successful use of stock index futures is subject to the Investment Manager's ability to predict correctly movements in the direction of the stock markets. No assurance can be given that the Investment Manager's judgment in this respect will be correct. See "Who is the Investment Manager of Templeton?"

A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

Parties to an index futures contract must make initial margin deposits to secure performance of the contract, which currently range from 1-1/2% to 5% of the contract amount. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded. There also are requirements to make variation margin deposits as the value of the futures contract fluctuates. See "Investment Objective and Policies-Stock Index Futures Contracts" in the Statement of Additional Information for Templeton Growth Fund, Inc. or Templeton Foreign Fund.

At the time Templeton purchases a stock index futures contract, an amount of cash, U.S. Government securities or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the custodian of Templeton Growth Fund, Inc. and/or Templeton Foreign Fund. When selling a stock index futures contract, Templeton will maintain with a custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, Templeton may "cover" its position by owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting Templeton to purchase the same futures contract at a price no higher than the price of the contract written by Templeton Growth Fund, Inc. and/or Templeton Foreign Fund (or at a higher price if the difference is maintained in liquid assets with a custodian).

Templeton also may purchase and sell put and call options on securities indices in standardized contracts traded on national or foreign securities exchanges or quoted on NASDAQ. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. Templeton sells only "covered" options, which means that Templeton must maintain with its custodian cash or cash equivalents equal to the contract value (in the case of call options) or exercise price (in the case of put options). Templeton will not purchase put or call options if the appropriate premium paid for such options would exceed 5% of its total assets at the time of purchase.

There are risks involved in stock index futures transactions.
These risks relate to Templeton Growth Fund, Inc.'s and/or Templeton Foreign Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. Templeton intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by Templeton for hedging purposes also depends upon the Investment Manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
There can be no assurance that a liquid market will exist when Templeton seeks to close out an option position. If Templeton were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by Templeton, it would not be able to close out the option. If restrictions on exercise were imposed, Templeton might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by Templeton Growth Fund, Inc. and/or Templeton Foreign
Fund is covered by an option on the same index purchased by such Fund, movements in the index may result in a loss to such Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Templeton has the unlimited right to purchase securities in any foreign country, developed or underdeveloped, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. Unit holders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Templeton's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when Templeton changes investments from one country to another or when proceeds of the sale of Shares of Templeton in U.S. dollars are used for the purchase of securities in foreign countries.
Also, some countries may adopt policies which would prevent Templeton from transferring cash out of the country or withhold portions of interest and dividends at the source.

There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investment in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, Templeton may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage costs than domestic securities transactions. In addition, the foreign securities markets of many of the countries in which Templeton may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Templeton may invest in developing countries or Eastern European countries, which involves special risks that are described under "Risk Factors" in Templeton's Statement of Additional Information.

Templeton is authorized to invest in medium quality or high risk, lower quality debt securities that are rated between BBB and as low as CCC by Standard & Poor's Corporation ("S & P") and between
Baa and as low as Caa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are of equivalent investment quality as determined by the Investment Manager. As an operating policy, which may be changed by the Board of Directors of Templeton without shareholder approval, Templeton will not invest more than 5% of its total assets in debt securities rated BBB or lower by S & P or Baa or lower by Moody's. The Board of Directors of Templeton may consider a change in this operating policy, if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be consistent with the interests of Templeton and its shareholders. High risk, lower quality debt securities, commonly referred to as "junk bonds," are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by the Investment Manager to insure, to the extent possible, that the planned investment is sound. Templeton may, from time to time, purchase defaulted debt securities if, in the opinion of the Investment Manager, the issuer may resume interest payments in the near future. Templeton will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid.

Templeton usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange
(to cover service charges) will be incurred when Templeton converts assets from one currency to another. Further, Templeton may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations by exchange control regulations and by indigenous economic and political developments. Also, some countries may withhold portions of interest and dividends at the source. There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described in Templeton's Statement of Additional Information.

Unit holders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in Templeton, nor can there be any assurance that Templeton's investment objective will be attained. Templeton is designed for investors seeking international diversification.

How is Net Asset Value of Templeton Determined?

The net asset value of shares of Templeton is computed as of the close of trading on each day the New York Stock Exchange is open for trading, by dividing the value of Templeton's securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of shares outstanding, adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange or NASDAQ is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of the close of trading on the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon New York time on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of Templeton's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by Templeton's management and approved in good faith by Templeton's Board of Directors.
All other securities for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked price. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the management and approved in good faith by the Board of Directors of Templeton.

Who is the Investment Manager of Templeton?

The Investment Manager of Templeton is Templeton, Galbraith &
Hansberger Ltd., Nassau, Bahamas (the "Investment Manager"), an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"). Through its subsidiaries, Franklin is engaged in various aspects of the financial services industry.

The Investment Manager manages the investment and reinvestment of the assets of Templeton Growth Fund, Inc. and Templeton Foreign
Fund. The Investment Manager does not furnish any overhead items or facilities for Templeton, although such expenses are paid by some investment advisers of other investment companies. As compensation for its services, Templeton pays the Investment Manager a fee which, during the most recent fiscal year, represented 0.63% of its average daily net assets for the Templeton Foreign Fund and 0.62% of its average daily net assets for the Templeton Growth Fund, Inc.

The Investment Manager and its affiliates serve as advisers for a wide variety of public investment mutual funds and private clients in many nations. The Investment Manager and its predecessors have been investing globally over the past 51 years and, with affiliates, provide investment management and advisory services to a worldwide client base, including over 3.0 million mutual fund shareholders, foundations and endowments, employee benefit plans and individuals. The Investment Manager and its affiliates have approximately 3,200 employees in ten different countries. The Investment Manager has a global network of over 50 investment research sources. Many different selection methods are used for different funds and clients and these methods are changed and improved by the Investment Manager's research on superior selection methods. The Investment Manager uses a disciplined, long-term approach to value-oriented global and international investing. Securities are selected for Templeton's portfolio on the basis of fundamental company-by-company analysis.

Templeton Global Investors, Inc. provides certain administrative facilities and services for Templeton including payment of salaries of Officers of Templeton, preparation and maintenance of books and records, preparation of tax returns and financial reports, monitoring compliance with regulatory requirements and monitoring tax deferred retirement plans. For its services, the Business Manager receives a fee equivalent to 0.15% of the average daily net assets of Templeton during the year, reduced to 0.135% of such net assets in excess of $200,000,000, to 0.10% of such assets in excess of $700,000,000, and to 0.075% of such assets in excess of $1,200,000,000.

Templeton is managed by its Board of Directors and all powers are exercised by or under authority of the Board. Information relating to the Directors and Executive Officers is set forth under the heading "Management of the Fund" in Templeton's Statement of Additional Information.

Templeton may allocate some portfolio transactions to Raymond James & Associates, Inc., an officer of which is a Director of Templeton. The prices and execution of all securities transactions by this firm for Templeton will be, in the good faith judgment of Templeton's management, equal to the best available within the scope of Templeton's brokerage policies, which are described under the heading "Brokerage Allocation" in Templeton's Statement of Additional Information. Templeton's brokerage policies provide that the receipt of research services from a broker and the sale of shares by a broker are factors which may be taken into account in allocating securities transactions, so long as the prices and execution provided by the broker equal the best available within the scope of Templeton's brokerage policies.

Franklin Templeton Distributors, Inc. ("FTD"), is the Principal Underwriter of Templeton's shares. In exchange for its assistance in distributing the Trust, the Sponsor, out of its profits, will pay FTD a distribution fee which is based on the size of the Trust.

Templeton has a plan of distribution or "12b-1 Plan" under which it may reimburse FTD for its costs and expenses for activities primarily intended to result in the sale of shares of Templeton. Expenditures by Templeton under the plan may not exceed 0.25% annually of Templeton's average daily net assets. Under the plan, costs and expenses not reimbursed in any one given month (including costs and expenses not reimbursed because they exceeded the limit of 0.25% per annum of Templeton's average daily net assets) may be reimbursed in subsequent months or years, subject to applicable law.

More detailed information on Templeton is included in Templeton's Statement of Additional Information. However, Unit holders should be aware that, since they own their shares of Templeton through the Trust, such shares will not be eligible to participate in Templeton's other features, such as exchange privileges, letter of intent, etc. These special features are, however, available with respect to shares in reinvestment accounts and are described in Templeton's current prospectus.

Risk Factors

Investors should be aware of certain other considerations before making a decision to invest in the Trust described herein.

The predecessor to the Sponsor obtained an exemptive order of the Securities and Exchange Commission to enable it to deposit Templeton shares purchased for deposit in the Trust. Under the terms of the exemptive order, the Sponsor will take certain steps to ensure that investment in Templeton shares is equitable to all parties and particularly that the interests of the Unit holders are protected. Templeton has agreed to waive any sales charge on shares sold to the Trust. Furthermore, Securities Evaluation Service, Inc. has agreed to waive its usual fee for acting as Evaluator of the Trust's portfolio with respect to that portion of the portfolio comprised of Templeton shares, since information with respect to the price of Templeton's shares is readily available to it. In addition, the Indenture requires the Trustee to vote all shares of Templeton held in the Trust in the same manner and ratio on all proposals as the vote of owners of Templeton shares not held by the Trust.

The value of Templeton's shares, like the value of the Treasury Obligations, will fluctuate over the life of the Trust and may be more or less than the price at which they were deposited in the Trust. Templeton's shares may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting the securities in which it is invested and the success of Templeton's management in anticipating or taking advantage of such opportunities as they may occur. However, the Sponsor believes that, upon termination of the Trust, even if the Templeton shares deposited in the Trust are worthless, an event which the Sponsor considers highly unlikely, the Treasury Obligations will provide sufficient principal to at least equal
$1.00 per Unit (which is equal to the per Unit value upon maturity of the Treasury Obligations) for those individuals purchasing on any date when the value of the Units is $1.00 or less. This feature of the Trust provides Unit holders with principal protection, although they might forego any earnings on the amount invested.
To the extent that Units are purchased at a price less than $1.00 per Unit, this feature may also provide a potential for capital appreciation.

Unless a Unit holder purchases Units of the Trust on a date when the value of the Units is $1.00 or less, total distributions, including distributions made upon termination of the Trust, may be less than the amount paid for a Unit.

The Trust consists of the Securities listed in Part One attached hereto as may continue to be held from time to time in the Trust and any additional Securities acquired and held by the Trust pursuant to the provisions of the Indenture.

The Trustee will have no power to vary the investments of the Trust, i.e., the Trustee will have no managerial power to take advantage of market variations to improve a Unit holder's investment but may dispose of Securities only under limited circumstances. Of course, the portfolio of Templeton included in the Trust will be changing as the Investment Manager attempts to achieve Templeton's objective.

To the best of the Sponsor's knowledge, there is no litigation pending as of the date of this Prospectus in respect of any Security which might reasonably be expected to have a material adverse effect on the Trust. At any time after the date of this Prospectus, litigation may be instituted on a variety of grounds with respect to the Securities. The Sponsor is unable to predict whether any such litigation will be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust.

                         PUBLIC OFFERING

How is the Public Offering Price Determined?

Units are offered at the Public Offering Price as indicated in Part One attached hereto. The Public Offering Price per 1,000 units is based on the aggregate bid side evaluation of the Treasury Obligations and the net asset value of the Templeton shares in the Trust, plus or minus cash, if any, in the Principal Account held or owned by the Trust, plus a maximum sales charge of 5.8% of the Public Offering Price (equivalent to 6.157% of the net amount invested) divided by the number of outstanding Units of the Trust multiplied by 1,000. The minimum purchase of the Trust is $1,000. The applicable sales charge is reduced by a discount as indicated below for volume purchases:


                                        Percent of              Percent of
                                        Offering                Net Amount
Number of Units                         Price                   Invested
___________________                     __________              ________
100,000 but less than 500,000           0.60%                   0.6036%
500,000 but less than 1,000,000         1.30%                   1.3171%
1,000,000 or more                       2.10%                   2.1450%


Any such reduced sales charge shall be the responsibility of the selling Underwriter or dealer. The Sponsor will pay Managing Underwriters and Senior Underwriters an additional concession of .10% for volume purchases of $100,000 or more. The Sponsor will also pay Underwriters an additional concession of .40% on volume purchases of $1,000,000 or more. The reduced sales charge structure will apply on all purchases of Units in the Trust by the same person on any one day from any one Underwriter or dealer. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for the purposes of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. With respect to the employees, officers and directors (including their immediate families and trustees, custodians or a fiduciary for the benefit of such person) of Nike Securities L.P. and its subsidiaries, the sales charge is reduced by 2% of the Public Offering Price for purchases of Units.

The Public Offering Price will be equal to the bid price per Unit of the Treasury Obligations and the net asset value of the Templeton shares therein plus or minus a pro rata share of cash, if any, in the Principal Account of the Trust plus the applicable sales charge. The offering price of the Treasury Obligations in the Trust may be expected to be greater than the bid price of the Treasury Obligations by less than 2%. The Public Offering Price of Units on the date of this Prospectus may vary in accordance with fluctuations in the prices of the underlying Securities.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made five business days following such order or shortly thereafter. See "Rights of Unit Holders-How May Units be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

Sales may be made to dealers and others at prices which represent a concession or agency commission of 4.0% of the Public Offering Price. The Sponsor reserves the right to change the amount of the concession or agency commission from time to time. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated in the third preceding sentence. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law.

What are the Sponsor's Profits?

The Underwriters of the Trust, including the Sponsor, will receive a gross sales commission equal to 5.8% of the Public Offering
Price of the Units (equivalent to 6.157% of the net amount invested) less any reduced sales charge for quantity purchases as described under "Public Offering-How is the Public Offering Price Determined?"
See "Underwriting" for information regarding the receipt of the excess gross sales commissions by the Sponsor from the other Underwriters and additional concessions available to the Underwriters, dealers and others.

In maintaining a market for the Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes a sales charge of 5.8%) or redeemed.

Will There be a Secondary Market?

Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units and continuously to offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Treasury Obligations in the portfolio of the Trust and the net asset value of the Templeton shares in the Trust plus or minus cash, if any, in the Principal Account of the Trust. All expenses incurred in maintaining a secondary market, other than the fees of the Evaluator, the supervisory and audit expenses and the costs of the Trustee in transferring and recording the ownership of Units, will be borne by the Sponsor.
If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. IF A UNIT HOLDER WISHES TO DISPOSE OF HIS UNITS, HE SHOULD INQUIRE OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING
A TENDER FOR REDEMPTION TO THE TRUSTEE. Prospectuses relating to certain other unit investment trusts indicate an intention, subject to change, on the part of the respective sponsors of such funds to repurchase units of those funds on the basis of a price higher than the bid prices of the securities in the funds. Consequently, depending upon the prices actually paid, the repurchase price of other sponsors for units of their funds may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsor for Units of the Trust in secondary market transactions. As in this Trust, the purchase price per unit of such funds will depend primarily on the value of the securities in the portfolio of the fund.

From time to time the Sponsor may implement programs under which Underwriters and dealers of the Trust may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of an Underwriter or dealer may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such Underwriter or dealer that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying Underwriters or dealers for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the

Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unit holders pay for their Units or the amount that the Trusts will receive from the Units sold.

                     RIGHTS OF UNIT HOLDERS

How is Evidence of Ownership Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made five business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer.
A Unit holder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Record ownership may occur before settlement.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification.

Unit holders may elect to hold their Units in uncertificated form.
The Trustee will maintain an account for each such Unit holder and will credit each such account with the number of Units purchased by that Unit holder. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send to the registered owner of Units a written initial transaction statement containing a description of the Trust; the number of Units issued or transferred; the name, address and taxpayer identification number, if any, of the new registered owner; a notation of any liens and restrictions of the issuer and any adverse claims to which such Units are or may be subject or a statement that there are no such liens, restrictions or adverse claims; and the date the transfer was registered. Uncertificated Units are transferable through the same procedures applicable to Units evidenced by certificates (described above), except that no certificate need be presented to the Trustee and no certificate will be issued upon the transfer unless requested by the Unit holder. A Unit holder may at any time request the Trustee to issue certificates for Units.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur.
Mutilated certificates must be surrendered to the Trustee for replacement.

How are Income and Principal Distributed?

The Trustee will distribute any net income (other than accreted interest) received with respect to any of the Securities in the Trust on or about the Distribution Dates to Unit holders of record on the preceding Record Date. See Part One for each Trust. Proceeds received on the sale of any Securities in the Trust, to the extent not used to meet redemptions of Units or pay expenses, will be distributed annually on the Distribution Date to Unit holders of record on the preceding Record Date. INCOME WITH RESPECT TO
THE ORIGINAL ISSUE DISCOUNT ON THE TREASURY OBLIGATIONS IN THE TRUST, WILL NOT BE DISTRIBUTED CURRENTLY, ALTHOUGH UNIT HOLDERS WILL BE SUBJECT TO FEDERAL INCOME TAX AS IF A DISTRIBUTION HAD OCCURRED. SEE "WHAT IS THE FEDERAL TAX STATUS OF UNIT HOLDERS?"

The Record Dates and Distribution Dates were established so as to occur shortly after the record date and on the payment dates of Templeton. Templeton normally pays a dividend in October of each year representing substantially all of its net investment income and net realized capital gains, if any. Pursuant to current

Internal Revenue Service regulations, Templeton pays a second dividend and distribution in December of each year.

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of any distribution made by the Trust if the Trustee has not been furnished the Unit holder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unit holder under certain circumstances by contacting the Trustee, otherwise the amount may be recoverable only when filing a tax return. Under normal circumstances the Trustee obtains the Unit holder's tax identification number from the selling broker. However, a Unit holder should examine his or her statements from the Trustee to make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one should be provided as soon as possible.

Within a reasonable time after the Trust is terminated, each Unit holder will, upon surrender of his Units for redemption, receive:
(i) the number of shares of Templeton attributable to his Units, which will be distributed "in-kind" directly to his account, rather than redeemed, (ii) a pro rata share of the amounts realized upon the disposition of the Treasury Obligations and (iii) a pro rata share of any other assets of the Trust, less expenses of the Trust, subject to the limitation that Treasury Obligations may not be sold to pay for Trust expenses. Not less than 60 days prior to the termination of the Trust, Unit holders will be offered the option of having the proceeds from the disposition of the Treasury Obligations in the Trust invested, at the net asset value on the date such proceeds become available to the Trust, in additional shares of Templeton at net asset value. Unless a Unit holder indicates that he wishes to reinvest such amounts, they will be paid in cash, as indicated above. A Unit holder may, of course, at any time after the shares are distributed to his account, instruct Templeton to redeem all or a portion of the shares in his account. Shares of Templeton, as more fully described in its prospectus, will be redeemed at the then current net asset value. If within 180 days of the termination of the Trust a registered owner of Units has not surrendered the Units, the Trustee shall liquidate the shares of Templeton held for such owner and hold the funds to which such owner is entitled until such Units are surrendered.

The Trustee will credit to the Income Account of the Trust any dividends or distributions received on the Templeton shares therein. All other receipts (e.g. return of principal, capital gains, etc.) are credited to the Principal Account of the Trust.

The Trustee may establish reserves (the "Reserve Account") within the Trust for state and local taxes, if any, and any governmental charges payable out of the Trust.

How Can Distributions to Unit Holders be Reinvested?

Each Unit holder of the Trust will have distributions of principal, capital gains, if any, or income automatically invested in Templeton shares deposited at such share's net asset value next computed, unless he indicates at the time of purchase, or subsequently notifies the Trustee in writing, that he wishes to receive cash payments. Reinvestment by the Trust in Templeton shares will normally be made as of the ex-dividend date for Templeton after the Trustee deducts therefrom the expenses of the Trust. The Rule 12b-1 fees imposed on shares held in the Trust are rebated to the Trust and are used to reduce expenses of the Trust resulting in increased distributions to Unit holders. Unit holders who acquire shares of Templeton through reinvestment of dividends or other distributions or through reinvestment at the Trust's termination will begin to incur Rule 12b-1 fees at such time as shares are acquired.

Additional information with respect to the investment objective and the management of Templeton is contained in its prospectus, which can be obtained from the Sponsor or any broker/dealer with a currently effective sales agreement with Franklin Templeton Distributors, Inc.

Unit holders who are receiving distributions in cash may elect to participate in the automatic reinvestment feature by filing with the Trustee an election to have such distributions reinvested without a sales charge. Such election must be received by the Trustee at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remain in effect until a subsequent notice is received by the Trustee.

Exchange Privilege. Subject to the following limitations, shares held in a Unit holder's reinvestment account may be exchanged for shares of other Templeton funds, without sales charge, on the basis of their relative net asset values per share at the time of exchange. THE EXCHANGE PRIVILEGE DOES NOT APPLY TO TEMPLETON SHARES IN THE TRUST'S PORTFOLIO, ONLY TO A UNIT HOLDER'S REINVESTMENT ACCOUNT. The exchange privilege is not a right and may be suspended, terminated or modified at any time.

EXCHANGE PURCHASES ARE SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF THE FUND PURCHASED. EXCHANGES ARE PERMITTED ONLY AFTER AT LEAST
15 DAYS HAVE ELAPSED FROM THE DATE OF THE PURCHASE OF THE TEMPLETON SHARES TO BE EXCHANGED.

Exchange instructions may be given in writing or by telephone.
Telephone exchange privileges automatically apply to each Unit holder's reinvestment account as shareholder of record unless and until the Transfer Agent of Templeton receives written instructions from the shareholder(s) of record canceling such privileges.

Telephonic exchanges can involve only Templeton shares in non-certificated form. Templeton shares held in certificate form are not eligible, but may be returned and qualify for these services. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the Templeton shares are being exchanged. If all telephone exchange lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders of Templeton might not be able to request telephone exchanges and would have to submit written exchange requests.

Unless a shareholder of Templeton elects to decline the telephone exchange privilege, the shareholder constitutes and appoints the Transfer Agent of Templeton as the true and lawful attorney to surrender for redemption or exchange any and all unissued Templeton shares held by it in an account with any eligible Templeton fund, and authorizes and directs the Transfer Agent of Templeton to act upon any instruction from any person. The Transfer Agent of Templeton will accept instructions by telephone to exchange Templeton shares held in any account for shares of any other eligible Templeton fund, provided the registration and mailing address of the Templeton shares to be purchased are identical to those of the Templeton shares to be redeemed. Further, a shareholder(s) agrees that neither the Transfer Agent of Templeton, any of its affiliates nor Templeton will be liable for any loss, damages, expense or cost arising out of any requests effected in accordance with an authorization, including requests effected by impostors or persons otherwise unauthorized to act on behalf of the account. If the shareholder is an entity other than an individual, such entity may be required to certify the persons that have been duly elected and are now legally holding the titles given and that the said entity is duly organized and existing and has the power to take action called for by this continuing authorization.

Neither Templeton nor the Transfer Agent of Templeton will be responsible for acting upon any instructions believed by them to be genuine. Forms for declining the telephone exchange privilege and prospectuses of the other Templeton funds may be obtained from Templeton Funds Distributors, Inc. A gain or loss for tax purposes will be realized upon the exchange, depending on the cost basis of the Templeton shares redeemed.

This exchange privilege is available only in states where shares of the fund being acquired legally may be sold and may be modified, limited or terminated at any time by Templeton upon 60 days written notice. A Unit holder who wishes to make an exchange should first obtain and review a current prospectus of the fund into which he or she wishes to exchange. All exchanges shall be governed by Templeton's then current prospectus. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Transfer Agent of Templeton.

What Reports Will Unit Holders Receive?

The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of income, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per 1,000 Units. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of the Trust the following information in reasonable detail: (1) a summary of transactions in the Trust for such year; (2) any Securities sold during the year and the Securities held at the end of such year by the Trust; (3) the redemption price per 1,000 Units based upon a computation thereof on the 31st day of December of such year (or the last business day prior thereto); and (4) amounts of income and capital gains distributed during such year.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his Units by tender to the Trustee at its corporate trust office in the City of New
York of the certificates representing the Units to be redeemed, or in the case of uncertificated Units, delivery of a request for redemption, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption
Price per 1,000 Units next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after 4:00 p.m. Eastern time, the date of tender is the next day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unit holder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unit holder only when filing a tax return. Under normal circumstances the Trustee obtains the Unit holder's tax identification number from the selling broker. However, any time a Unit holder elects to tender Units for redemption, such Unit holder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding."
In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

Any amounts paid on redemption representing income shall be withdrawn from the Income Account of the Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account of the Trust.

The Trustee is empowered to sell Securities of the Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of the Trust will be reduced.
Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Shares of Templeton will be sold to meet redemptions of Units before Treasury Obligations, although Treasury Obligations may be sold if the Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of the Trust at least equal to $1.00 per Unit.

The Redemption Price per Unit (as well as the secondary market
Public Offering Price) will be determined on the basis of the bid price of the Treasury Obligations and the net asset value of the Templeton shares in the Trust plus or minus cash, if any, in the Principal Account of the Trust as of the close of trading on the New York Stock Exchange on the date any such determination is made. The Redemption Price per 1,000 Units is the pro rata share of each Unit determined by the Trustee by adding: (1) the cash on hand in the Trust other than cash deposited in the Trust to purchase Securities not applied to the purchase of such Securities;
(2) the aggregate value of the Securities (including "when issued" contracts, if any) held in the Trust, as determined by the Evaluator on the basis of bid prices of the Treasury Obligations and the net asset value of the Templeton shares next computed; and (3) dividends receivable on Templeton shares trading ex-dividend as of the date of computation; and deducting therefrom: (1) amounts representing any applicable taxes or governmental charges payable out of the Trust; (2) an amount representing estimated accrued expenses of the Trust, including but not limited to fees and expenses of the Trustee (including legal and auditing fees), the Evaluator, the Supervisor and counsel fees, if any; (3) cash held for distribution to Unit holders of record of the Trust as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the Trust; and finally dividing the results of such computation by the number of Units of the Trust outstanding as of the date thereof.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or any emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee on the same business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. In the event the Sponsor does not purchase Units, the Trustee may sell Units tendered for redemption in the over-the-counter market, if any, as long as the amount to be received by the Unit holder is equal to the amount he would have received on redemption of the Units. Any profit or loss resulting from the resale or redemption of Units acquired by the Sponsor will belong to the Sponsor.

How May Securities be Removed from the Trust?

The portfolio of the Trust is not "managed" by the Sponsor or the Trustee; their activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may (but need not) direct the Trustee to dispose of a Security in the unlikely event that an issuer of a Security defaults in the payment of dividends or interest or there exist certain other materially adverse conditions described in the Indenture.

The Trustee may also sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses; provided, however, that in the case of Securities sold to meet redemption requests, Treasury Obligations may only be sold if the Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of the Trust at least equal to $1.00 per Unit. Treasury Obligations may not be sold to meet Trust expenses.

        INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust
Combined Series, The First Trust Special Situations Trust, The
First Trust Insured Corporate Trust, The First Trust of Insured
Municipal Bonds, The First Trust GNMA, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust and The Advantage Growth and Treasury Securities Trust. First
Trust introduced the first insured unit investment trust in 1974 and to date more than $7.5 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (708) 241-4141.
As of December 31, 1994, the total partners' capital of Nike Securities L.P. was $10,863,058 (audited). (This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any other Underwriter. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

Who is the Trustee?

The Trustee is The Chase Manhattan Bank (National Association), a national banking association with its principal executive office located at 1 Chase Manhattan Plaza, New York, New York 10081 and its unit investment trust office at 770 Broadway, New York, New
York 10003. Unit holders who have questions regarding the Trusts may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the Securities. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The Trustee and any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of a trustee no successor has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties.
The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities.
In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.
In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is Securities Evaluation Service, Inc., 531 East Roosevelt Road, Suite 200, Wheaton, Illinois 60187. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                        OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders
(as determined in good faith by the Sponsor and the Trustee).

The Indenture provides that the Trust shall terminate upon the maturity, redemption or other disposition of the last of the Treasury Obligations held in the Trust but in no event beyond the Mandatory Termination Date as set forth in Part One for each Trust. The
Trust may be liquidated at any time by consent of 100% of the Unit holders of the Trust or by the Trustee in the event that Units of the Trust not yet sold aggregating more than 60% of the Units of the Trust are tendered for redemption by the Underwriters, including the Sponsor. If the Trust is liquidated because of the redemption of unsold Units of the Trust by the Underwriters, the Sponsor will refund to each purchaser of Units of the Trust the entire sales charge paid by such purchaser. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of the Trust. Within a reasonable period after termination, the Trustee will follow the procedures set forth under "How are Income and Principal Distributed?"

Legal Opinions

The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn will act as counsel for the Trustee and as special New York tax counsel for the Trust.

Experts

The statement of net assets, including the portfolio, of each Trust contained in Part One of this Prospectus has been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing therein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

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Page 27


CONTENTS:
Templeton Growth and Treasury Trust
Templeton Foreign Fund & U.S. Treasury Securities Trust:
        What are Templeton Growth and Treasury Trust
              and Templeton Foreign Fund &
              U.S. Treasury Securities Trust?                    3
        What are the Expenses and Charges?                       3
        What is the Federal Tax Status of Unit Holders?          4
        Why are Investments in the Trust Suitable for
              Retirement Plans?                                  6
Portfolio:
        What are Zero Coupon Treasuries?                         7
        What is Templeton Growth Fund, Inc.?                     7
        What is Templeton Foreign Fund?                         10
        What is Templeton's Investment Objective
             and Policy?                                        12
        How is Net Asset Value of Templeton Determined?         15
        Who is the Investment Manager of Templeton?             16
        Risk Factors                                            17
Public Offering:
        How is the Public Offering Price Determined?            18
        How are Units Distributed?                              19
        What Are the Sponsor's Profits?                         19
        Will There be a Secondary Market?                       19
Rights of Unit Holders:
        How is Evidence of Ownership Issued and
             Transferred?                                       20
        How are Income and Principal Distributed?               20
        How Can Distributions to Unit Holders be
             Reinvested?                                        21
        What Reports Will Unit Holders Receive?                 22
        How May Units be Redeemed?                              23
        How May Units be Purchased by the Sponsor?              24
        How May Securities be Removed from the Trust?           24
Information as to Sponsor, Trustee and Evaluator:
        Who is the Sponsor?                                     24
        Who is the Trustee?                                     25
        Limitations on Liabilities of Sponsor and Trustee       25
        Who is the Evaluator?                                   26
Other Information:
        How May the Indenture be Amended or
             Terminated?                                        26
        Legal Opinions                                          26
        Experts                                                 26

                              ______________


        THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL,
OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.
        THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET
FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.



                      TEMPLETON GROWTH AND
                          TREASURY TRUST

                    TEMPLETON FOREIGN FUND &
                    U.S. TREASURY SECURITIES
                             TRUST




                           Prospectus
                            Part Two
                        December 22, 1995



               First Trust (registered trademark)
                1001 Warrenville Road, Suite 300
                      Lisle, Illinois 60532
                         1-708-241-4141




                            Trustee:

                    The Chase Manhattan Bank
                     (National Association)
                          770 Broadway
                    New York, New York 10003
                         1-800-682-7520



                      THIS PART TWO MUST BE
                     ACCOMPANIED BY PART ONE.


                   PLEASE RETAIN THIS PROSPECTUS
                        FOR FUTURE REFERENCE


Page 28


              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors

                          Financial Data Schedule






                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Templeton Growth and Treasury Trust, Series 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on December 29, 1995.

                           TEMPLETON GROWTH AND TREASURY TRUST,
                              SERIES 1
                                                            (Registrant)
                           By     NIKE SECURITIES L.P.
                                                             (Depositor)

                           By        Carlos E. Nardo
                      Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                   Title*                 Date

Robert D. Van Kampen   Sole Director of    )
                       Nike Securities     )
                      Corporation, the     )
                       General Partner     )  December 29, 1995
                   of Nike Securities L.P. )
                                           )   Carlos E. Nardo
                                           )   Attorney-in-Fact**

*The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

**An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Special Situations Trust, Series 18 (File No. 33-42683) and the same is hereby incorporated herein by this reference.

                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 10, 1995 in this Post-Effective Amendment to the Registration Statement and related Prospectus of Templeton Growth and Treasury Trust dated December 20, 1995.



                                        ERNST & YOUNG





Chicago, Illinois
December 19, 1995